Exhibit 10.16

LOAN AGREEMENT

This Loan Agreement (the “Agreement”) is made this 15th day of October, 2013 by and between NASRAT HAKIM, a resident of New Jersey (“Lender”), and: Elite Pharmaceuticals, Inc., a Nevada corporation (“Borrower”), having its executive office in Northvale, New Jersey.

The Borrower has applied to Lender for and the Lender has agreed to make, subject to the terms of this Agreement, the following loan(s) (hereinafter referred to, singularly or collectively, if more than one, as “Loan”):

A Line of Credit (“Line of Credit”) in the maximum principal amount not to exceed $1,000,000 (one million dollars) at any one time outstanding which shall be evidenced by the Borrower’s Promissory Note dated on or after the date hereof which shall mature on December 31, 2014, when the entire unpaid principal balance then outstanding plus accrued interest thereon shall be paid in full. Borrower may prepay any amounts of the Loan without penalty. Any such prepayments shall first be attributable to interest due and owing. Interest only shall be payable quarterly on July 1, October 1, January 1 and April 1 of each year. Prior to maturity or the occurrence of any Event of Default hereunder and subject to any availability limitations, as applicable, the Borrower may borrow, repay, and reborrow under the Line of Credit through maturity. The outstanding balance on the Line of Credit shall bear interest at the rate of ten percent (10%) per annum as shall be set forth in any such Note evidencing all or any portion of the Line of Credit, the terms of which are incorporated herein by reference.

The promissory note evidencing the Line of Credit is referred to herein as the “Note” and shall include all extensions, renewals, modifications and substitutions thereof.

I. CONDITIONS PRECEDENT

The Lender shall not be obligated to make any disbursement of Loan proceeds until all of the following conditions have been satisfied by proper evidence, execution, and/or delivery to the Lender of the following items in addition to this Agreement, all in form and substance satisfactory to the Lender in Lender’s sole discretion:

Note(s): The Note(s) evidencing the Loans(s) duly executed by the Borrower.

Corporate Resolution: A Corporate Resolution duly adopted by the Board of Directors of the Borrower authorizing the execution, delivery, and performance of the Loan Documents on or in a form provided by or acceptable to Lender.

Additional Documents: Receipt by the Lender of other approvals, opinions, or documents as the Lender may reasonably request.

II. REPRESENTATIONS AND WARRANTIES

The Borrower represents and warrants to Lender that:

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2.1 Financial Statements. The financial statements contained in the Borrower’s periodic reports (the “SEC Reports”) filed with the Securities and Exchange Commission (the “Commission”), are true and correct and fairly reflect the financial condition of the Borrower and its subsidiaries as of the respective dates thereof, including all contingent liabilities of every type, and the financial condition of the Borrower and its subsidiaries as stated therein has not changed materially and adversely since the date thereof.

2.2 Name, Capacity and Standing. The Borrower’s exact legal name is correctly stated in the initial paragraph of the Agreement. The Borrower warrants and represents that it is duly organized and validly existing under the laws of its state of incorporation; that it and/or its subsidiaries are duly qualified and in good standing in every other state in which the nature of their business shall require such qualification, and are each duly authorized by their board of directors to enter into and perform the obligations under the Loan Documents.

2.3 No Violation of Other Agreements. The execution of the Loan Documents, and the performance by the Borrower, will not violate any provision, as applicable, of its articles of incorporation, by-laws or of any law, other agreement, indenture, note, or other instrument binding upon the Borrower, or give cause for the acceleration of any of the obligations of the Borrower.

2.4 Authority. All authority from and approval by any federal, state, or local governmental body, commission or agency necessary to the making, validity, or enforceability of this Agreement and the other Loan Documents has been obtained.

2.5 Asset Ownership. The Borrower has good and marketable title to all of the properties and assets reflected on the balance sheets and financial statements contained in the SEC reports, and all such properties and assets are free and clear of mortgages, deeds of trust, pledges, liens, and all other encumbrances, except as otherwise disclosed in such SEC Reports.

2.6 Discharge of Liens and Taxes. The Borrower and its subsidiaries have filed, paid, and/or discharged all taxes or other claims which may become a lien on any of their respective properties or assets, excepting to the extent that such items are being appropriately contested in good faith and for which an adequate reserve (in an amount acceptable to Lender) for the payment thereof is being maintained.

2.7 Litigation. Except as disclosed in the SEC reports, there is no claim, action, suit or proceeding pending, threatened or reasonably anticipated before any court, commission, administrative agency, whether State or Federal, or arbitration which will materially adversely affect the financial condition, operations, properties, or business of the Borrower or its subsidiaries, or the ability of the Borrower to perform its obligations under the Loan Documents.

2.8 Other Agreements. The representations and warranties made by Borrower to Lender in the other Loan Documents are true and correct in all respects on the date hereof.

2.9 Binding and Enforceable. The Loan Documents, when executed, shall constitute valid and binding obligations of the Borrower, the execution of such Loan Documents has been duly authorized by the Borrower, and are enforceable in accordance with their terms, except as may be limited by bankruptcy, insolvency, moratorium, or similar laws affecting creditors’ rights generally.

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III. AFFIRMATIVE COVENANTS

The Borrower covenants and agrees that from the date hereof and until payment in fall of all indebtedness and performance of all obligations owed under the Loan Documents, Borrower shall:

3.1 Maintain Existence and Current Legal Form of Business. (a) Maintain its existence and good standing in the state of its incorporation, (b) maintain its current legal form of business indicated above, and, (b) qualify and remain qualified as a foreign corporation in each jurisdiction in which such qualification is required.

3.2 Maintain Records. Keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Borrower.

3.3 Conduct of Business. Continue to engage in an efficient, prudent, and economical manner in a business of the same general type as now conducted.

3.4 Maintain Insurance. Maintain insurance with financially sound and reputable insurance companies or associations in such amounts and covering such risks as are usually carried by companies engaged in the same or a similar business, and business interruption insurance if required by Lender, which insurance may provide for reasonable deductible(s).

3.5 Comply With Laws. Comply in all respects with all applicable laws, rules, regulations, and orders including, without limitation, paying before the delinquency of all taxes, assessments, and governmental charges imposed upon it or upon its property.

3.6 Right of Inspection. Permit the Lender and his authorized agents, at any reasonable time or times in the Lender’s sole discretion, to examine and make copies of the records and books of account of, to visit the properties of the Borrower, and to discuss such matters with any officers or directors of the Borrower, and the Borrower’s independent accountant as the Lender deems necessary and proper.

3.7 Reporting Requirements. Furnish to the Lender:

Financial Statements: The Borrower will timely file all reports on Forms’ 10-Q and 10-K with the Commission, which reports will contain all financial and other information required to be included in such reports.

Notice of Litigation: Promptly after the receipt by the Borrower of notice or complaint of any action, suit, and proceeding before any court or administrative agency of any type which, if determined adversely, could have a material adverse effect on the financial condition, properties, or operations of the Borrower.

Notice of Default: Promptly upon discovery or knowledge thereof, notice of the existence of any event of default under this Agreement or any other Loan Documents.

Other Information: Such other information as the Lender may from time to time reasonably request.

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IV. NEGATIVE COVENANTS

The Borrower covenants and agrees that from the date hereof and until payment in full of all indebtedness and performance of all obligations under the Loan Documents, the Borrower shall not, without the prior written consent of the Lender:

4.1 Liens. Create, incur, assume, or suffer to exist any lien upon or with respect to any of Borrower’s properties now owned or hereafter acquired, except:

(a) Liens and security interests in favor of the Lender;

(b) Liens for taxes not yet due and payable or otherwise being contested in good faith and for which appropriate reserves are maintained;

(c) Other liens imposed by law not yet due and payable, or otherwise being contested in good faith and for which appropriate reserves are maintained;

(d) purchase money security interests on any property hereafter acquired, provided that such lien shall attach only to the property acquired.

4.2 Debt. Create, incur, assume, or suffer to exist any debt, except:

(a) Debt to the Lender;

(b) Debt outstanding on the date hereof and shown in the financial statements contained in the Borrower’s most recent Form 10-Q;

(c) Accounts payable incurred in the ordinary course of business.

4.3 Leases. Create, incur, assume, or suffer to exist any leases, except:

(a) Leases outstanding on the date hereof and showing on the financial statements contained in the Borrower’s most recent Form 10-Q;

(b) Operating Leases with a duration of more than one (1) year for machinery and equipment which do not in the aggregate require payments in excess of $500,000 in any fiscal year of the Borrower.

(c) Additional lease obligations in excess of $500,000 annually.

4.4 Guaranties. Assume, guarantee, endorse, or otherwise be or become directly or contingently liable for obligations of any Person, except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business.

4.5 Disposition of Assets. Sell, lease, or otherwise dispose of any of its assets or properties except in the ordinary and usual course of its business.

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V. EVENTS OF DEFAULT

The following shall be “Events of Default” by Borrower:

5.1 The failure to make prompt payment of any installment of principal or interest on any of the Note(s) when due or payable.

5.2 Should any representation or warranty made in the Loan Documents prove to be false or misleading in any material respect.

5.3 Should any report, certificate, financial statement, or other document furnished prior to the execution of or pursuant to the terms of this Agreement prove to be false or misleading in any material respect.

5.4 Should the Borrower default on the performance of any other obligation of indebtedness when due or in the performance of any obligation incurred in connection with money borrowed, except with regard to the New Jersey Economic Development Authority Bonds issued in 2005.

5.5 Should the Borrower breach any covenant, condition, or agreement made under any of the Loan Documents.

5.6 Should a custodian be appointed for or take possession of any or all of the assets of the Borrower, or should the Borrower either voluntarily or involuntarily become subject to any insolvency proceeding, including becoming a debtor under the United States Bankruptcy Code, any proceeding to dissolve the Borrower, any proceeding to have a receiver appointed, or should the Borrower make an assignment for the benefit of creditors, or should there be an attachment, execution, or other judicial seizure of all or any portion of the Borrower’s assets, and such seizure is not discharged within 30 days.

5.7 Should final judgment for the payment of money be rendered against the Borrower which is not covered by insurance and shall remain undischarged for a period of 30 days unless such judgment or execution thereon be effectively stayed.

5.8 Upon the termination of existence of, or dissolution of the Borrower.

VI. REMEDIES UPON DEFAULT

Upon the occurrence of any of the above listed Events of Default, the Lender may at any time thereafter, at its option, take any or all of the following actions, at the same or at different times:

6.1 Declare the balance(s) of the Note(s) to be immediately due and payable, both as to principal and interest, late fees, and all other amounts/expenditures without presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived by Borrower, and such balance(s) shall accrue interest at the Default Rate as provided herein until paid in full;

6.2 Exercise any and all other rights and remedies available to the Lender under the terms of the Loan Documents and applicable law;

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6.3 Any obligation of the Lender to advance funds to the Borrower or any other Person under the terms of under the Note(s) and all other obligations, if any, of the Lender under the Loan Documents shall immediately cease and terminate unless and until Lender shall reinstate such obligation in writing.

VII. MISCELLANEOUS PROVISIONS

7.1 Definitions.

“Default Rate” shall mean fifteen percent (15%) per annum (not to exceed the legal maximum rate) from and after the date of an Event of Default hereunder which shall apply, in the Lender’s sole discretion, to all sums owing, including principal and interest, on such date.

“Loan Documents” shall mean this Agreement including any schedule attached hereto, and all other documents, certificates, and instruments executed in connection therewith, and all renewals, extensions, modifications, substitutions, and replacements thereto and therefore.

“Person” shall mean an individual, partnership, corporation, trust, unincorporated organization, limited liability company, limited liability partnership, association, joint venture, or a government agency or political subdivision thereof.

“GAAP” shall mean generally accepted accounting principles as established by the Financial Accounting Standards Board or the American Institute of Certified Public Accountants, as amended and supplemented from time to time.

7.2 Non-impairment. If any one or more provisions contained in the Loan Documents shall be held invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained therein shall not in any way be affected or impaired thereby and shall otherwise remain in full force and effect. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury or interest rate caps, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

7.3 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of New Jersey, United States of America, without reference to conflicts of laws, rules or principles.

7.4 Waiver. Neither the failure or any delay on the part of the Lender in exercising any right, power or privilege granted in the Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise of any other right, power, or privilege which may be provided by law.

7.5 Modification. No modification, amendment, or waiver of any provision of any of the Loan Documents shall be effective unless in writing and signed by the Borrower and Lender.

7.6 Legal Counsel; No Presumption Against Drafting Party. The Parties each acknowledge that they each have read this Agreement in its entirety and understand and appreciate its contents and significance, and each executes this Agreement and makes the agreements contained herein knowingly, voluntarily and of his or its own free will, having first had the opportunity to consult with counsel. This Agreement and the provisions contained herein shall not be construed or interpreted for or against any Party hereto because said Party drafted or caused the Party’s legal representative to draft any of its provisions. This Agreement shall be construed without reference to the identity of the Party or Parties preparing same, it being expressly understood and agreed that the Parties participated equally or had equal opportunity to participate in the drafting hereof.

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7.7 Stamps and Fees. The Borrower shall pay all federal or state stamps, taxes, or other fees or charges, if any are payable or are determined to be payable by reason of the execution, delivery, or issuance of the Loan Documents; and the Borrower agrees to indemnify and hold harmless the Lender against any and all liability in respect thereof.

7.8 Attorneys’ Fees. In the event the Borrower shall default in any of its obligations hereunder and the Lender believes it necessary to employ an attorney to assist in the enforcement or collection of the indebtedness of the Borrower to the Lender, to enforce the terms and provisions of the Loan Documents, to modify the Loan Documents, or in the event the Lender voluntarily or otherwise should become a party to any suit or legal proceeding (including a proceeding conducted under the Bankruptcy Code), the Borrower agrees to pay the reasonable attorneys’ fees of the Lender and all related costs of collection or enforcement that may be incurred by the Lender. The Borrower shall be liable for such attorneys’ fees and costs whether or not any suit or proceeding is actually commenced.

7.9 Right of Offset. Any indebtedness owing from Lender to Borrower may be set off and applied by Lender on any indebtedness or liability of Borrower to Lender, at any time and from time to time after maturity, whether by acceleration or otherwise, and without demand or notice to Borrower.

7.10 Conflicting Provisions. If provisions of this Agreement shall conflict with any terms or provisions of any of the Note(s), the provisions of such Note(s) shall take priority over any provisions in this Agreement.

7.11 Notices. Any notice, request or other communication required to be given pursuant to the provisions of this Agreement shall be in writing and shall be deemed to be given when delivered in person or by courier (return receipt requested) or five days after being deposited in the United States mail, postage prepaid, certified, return receipt requested to the Parties addressed as follows:

If to Borrower, to:

Elite Laboratories, Inc.

165 Ludlow Avenue Northvale

New Jersey 07647

Attn: Carter J. Ward, Chief Financial Officer

If to Lender to:

Nasrat Hakim

__________________

__________________

7.12 Consent to Jurisdiction. Borrower hereby irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement may be instituted in any New Jersey state court or federal court sitting in the State of New Jersey, or in such other appropriate court and venue as Lender may choose in its sole discretion. Borrower consents to the jurisdiction of such courts and waives any objection relating to the basis for personal or in rem jurisdiction or to venue which Borrower may now or hereafter have in any such legal action or proceedings.

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7.13 Counterparts; Facsimile, Electronic Signatures. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute a single agreement. This Agreement may be executed by facsimile signatures or by a pdf (or other similar format) copy of the signature delivered by e-mail, which signatures shall have the same force and effect as original signatures.

7.14 Entire Agreement. The Loan Documents embody the entire agreement between Borrower and Lender with respect to the Loans, and there are no oral or parol agreements existing between Lender and Borrower with respect to the Loans which are not expressly set forth in the Loan Documents.

7.15 Indemnification. The Borrower hereby agrees to and does hereby indemnify and defend the Lender, his agents and representatives, successors and assigns, and does hereby hold each of them harmless from and against, any loss, liability, lawsuit, proceeding, cost expense or damage (including reasonable counsel fees, whether suit is brought or not) arising from or otherwise relating to the closing, disbursement, administration, or repayment of the Loans, including without limitation: (i) the failure to make any payment to the Lender promptly when due, whether under the Notes evidencing the Loans or otherwise; (ii) the breach of any representations or warranties to the Lender contained in this agreement or in any other loan documents now or hereafter executed in connection with the Loans; or (iii) the violation of any covenants or agreements made for the benefit of the Lender and contained in any of the loan documents; provided, however, that the foregoing indemnification shall not be deemed to cover any loss which is finally determined by a court of competent jurisdiction to result solely from the Lender’s gross negligence or willful misconduct.

7.16 Notice and Cure Period. Notwithstanding any provision in this Loan Agreement, the Note or Loan Documents to the contrary, an event of default shall not be deemed to have occurred hereunder as to a non-monetary provision of this Loan Agreement unless and until the Borrower shall fail to cure and remedy said non-monetary breach or default within forty five (45) days after the Borrower has received written notice thereof from the Lender, and an event of default shall not be deemed to have occurred hereunder as to a monetary provision of the Loan Agreement unless and until the Borrower shall fail to cure and remedy said monetary breach or default within ten (10) days after the Borrower has received written notice thereof from the Lender.

7.17 WAIVER OF JURY TRIAL. UNLESS EXPRESSLY PROHIBITED BY APPLICABLE LAW, THE UNDERSIGNED HEREBY WAIVE THE RIGHT TO TRIAL BY JURY OF ANY MATTERS OR CLAIMS ARISING OUT OF THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH OR OUT OF THE CONDUCT OF THE RELATIONSHIP BETWEEN THE UNDERSIGNED AND LENDER THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO MAKE THE LOAN AND ENTER INTO THIS AGREEMENT. FURTHER, THE UNDERSIGNED HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF LENDER, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT SEEK TO ENFORCE THIS WAIVER OR RIGHT TO JURY TRIAL PROVISION. NO REPRESENTATIVE OR AGENT OF LENDER HAS THE AUTHORITY TO WAIVE, CONDITION OR MODIFY THIS PROVISION.

Signature Page to follow

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SIGNATURE PAGE

IN WITNESS WHEREOF, the Lender and Borrower have caused this Agreement to be duly executed under seal all as of the date first above written.

ELITE PHARMACEUTICALS, INC.

By:	s/ Jerry Treppel	s/ Nasrat Hakim
	Jerry Treppel, Chairman	Nasrat Hakim

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